SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                            (Amendment No. ________)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11 (c) or
      Section 240.14a-12

                            Bryan Steam Corporation
                (Name of Registrant as Specified In Its Charter

                            Bryan Steam Corporation
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11 (c) (1) (ii), 14a-6 (i), or
     14a-6 (j) (2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6 (i) (3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transactions applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     4)   Proposed maximum aggregate value of transaction:

          * Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:
         The annual meeting of shareholders of Bryan Steam Corporation will be held at the Inn at Loretto, Santa Fe, New Mexico, on Thursday, October 3, 1996 at 10:00 a.m. (local time) for the following purposes:
         (1)      to elect seven Directors for the ensuing year; and
         (2) to act upon such other matters as may properly come before the meeting.
         Shareholders of record as of the close of business on August 30, 1996 will be entitled to vote at the meeting and any adjournment thereof.

                                Kurt J. Krauskopf
                                Secretary


Peru, Indiana; September 13, 1996

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bryan Steam Corporation, a New Mexico corporation (the "Company"), the mailing address of the principal executive offices of which is P.O. Box 27, Peru, Indiana 46970. This Proxy Statement and the enclosed proxy were mailed on or about September 13, 1996. The cost of soliciting proxies will be borne by the Company. A shareholder giving a proxy may revoke it at any time before it is exercised by giving the proxy holder written or oral notice of revocation.

              Voting at Meeting and Principal Holders of Securities

         The Company has outstanding 191,284 shares, all of one class and each entitled to one vote. Only shareholders of record on the books of the Company at the close of business on August 30, 1996 will be entitled to vote at the meeting.

         No person to the knowledge of Management is the beneficial owner of more than 5 percent of the outstanding voting stock of the Company except as shown in the following table. Each person shown below has sole voting and investment power with respect to the shares shown in the table, except as otherwise noted.

                                             Amount              Percent
   Name and Address of                    Beneficially             of
    Beneficial Owner                         Owned                Class
- -------------------------------          -------------           -------
Ina Mae Bryan Miller                        12,199                6.4
R. R. #2
Peru, IN  46970
Robert Miller                               12,198                6.4
R. R. #2
Peru, IN  46970
Bryan D. and Sharon L. Herd1                17,706                9.3
1224 North Street
Logansport, IN  46947
Marilyn J. and Paul J. Malott1              17,723                9.3
1500 Liberty Street
Logansport, IN  46947
Victor L. and Kristine S. Herd1             17,690                9.3
4083 S.E. Honey Hill Lane
Stuart, FL  34997
Beverly Jo Bryan2                           11,591                6.1
P. O. Box 50-1226
Indianapolis, IN  46250-1226
- ----------
1    Shares held jointly with rights of survivorship.

2    Includes 11,191 shares held jointly with children.


                              Election of Directors

         It is intended that shares represented by the proxies will be voted (unless otherwise directed) in favor of the election as Directors of the persons named below. Directors will be elected upon receipt of the affirmative vote of a majority of the votes represented, in person or by proxy, at the annual meeting, assuming a quorum is present. Abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum but will not be counted as votes in favor of the election of any director. Each Director so elected will hold office until the next annual meeting and until his successor has been elected and qualified. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a Director if elected, but, if any nominee should become unable or unwilling to serve, proxies will be voted for a substitute nominee designated by the Board of Directors.


                                                                                                      Shares
                                                                                                   Beneficially
          Name                                Principal Operation and             Director          Owned as of          Percent
                             Age             Prior Business Experience              Since           August 31,          of Class
                                                                                                       1995
Albert J. Bishop (1), (3)    65     Retired in June 1996; theretofore, President    1986               2,380               1.2
                                    and General Manager of the Company
                                    since prior to 1991
H. Jesse McVay (6)           56     President of the Company since July 1996;       1994                269             Less than
                                    theretofore, Vice President of Operations of                                           1%
                                    the Company since January 1993;
                                    theretofore Sales Manager of the Company
                                    since prior to 1991
Harold V. Koch1, (2)         74     Retired in June 1996; theretofore, Chairman     1954               5,168               2.7
                                    of the Board since prior to 1991
G. N. Summers (4)            65     Owner of Insurance Agency since prior to        1976                13              Less than
                                    1991                                                                                   1%
Jack B. Jackson              67     Retired in 1993; theretofore bank Chairman,     1979                30              Less than
                                    Peru office, First of America Bank - Central                                           1%
                                    Indiana  since 1992;  theretofore  Chairman,
                                    President and CEO of First of America Bank -
                                    Wabash Valley (Formerly Wabash Valley Bank &
                                    Trust Company) since prior to 1991
James R. Lockhart, Jr. (5)   42     Vice President of Sales, Firestone Building     1985               3,085              1.6%
                                    Products Company since June 1992;
                                    theretofore, Management and Marketing
                                    Consultant since 1991; theretofore National
                                    Sales Manager, Firestone Building Products
                                    Company since prior to 1991
Bryan D. Herd                53     Design consultant, Partridge Home               1991              17,706              9.3%
                                    Furnishings  since 1996;  theretofore  owner
                                    and  President of Furniture  and  Decorating
                                    business since prior to 1991

All Directors and Officers as a group (9 persons)                                                     28,676              14.3%

- ----------
1    Member of Executive Committee.

2 Includes 5 shares held directly by Mr. Koch's spouse and 5,163 shares held jointly with his spouse. 3Includes 501 shares held directly by Mr. Bishop's spouse and 1,879 shares held jointly with his spouse.

4 The Company paid approximately $554,000 in fiscal year 1996 to cover premiums for various property, casualty, and workers' compensation insurance policies on which Mr. Summers' insurance agency received commission.

5    Includes 3,060 shares held by Mr. Lockhart's spouse.

6    Shares held jointly with spouse.

                             Meetings and Committees

     The Board of Directors held four meetings during the fiscal year ended June 30, 1996. The Board of Directors has no standing audit, nominating or compensation committees, nor does it have any other committee performing such functions. All of the directors, except Mr. Koch, Mr. Herd and Mr. Lockhart, attended all four meetings. Mr. Koch and Mr. Herd were present for three meetings and Mr. Lockhart attended one meeting.

                               Executive Officers

         Albert J. Bishop, and H. Jesse McVay are Directors and Executive Officers of the Company. Kurt J. Krauskopf has been Secretary of the Company since January 1991 and was Treasurer of the Company from October 1984 to December 1992. Paul D. Donaldson has been Treasurer of the Company since January 1993.



                                 Other Business

         The proxies give discretionary authority to the proxy holders to act in accordance with their judgement on other matters which may be presented, and that is their intention. As of September 13, 1996, the Board of Directors was not aware that any matters not referred to in the form of proxy would be presented.

                           Remuneration of Management

         The following table shows the compensation paid by the Company for the services of Albert J. Bishop, the Company's chief executive officer and the only executive officer whose annual compensation exceeded $100,000 during its fiscal year ended June 30, 1996. Non-monetary compensation of the chief executive officer did not exceed 10% of his aggregate cash compensation for the year.

                                                Annual Compensation
          Name and                          -------------------------
     Principal Position         Year         Salary            Bonus
- --------------------------      ----        --------          -------
Albert J. Bishop,               1996        $103,600          $57,814
President
                                1995         $96,600          $21,462

                                1994         $89,400          $31,960

                            Remuneration of Directors

         Each non-employee director is paid $500 for each meeting of the Board of Directors, whether or not he attends.


             Section 16(a) Beneficial Ownership Reporting Compliance

         During the fiscal year ended June 30, 1996, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were complied with.


                Relationship with Independent Public Accountants

         The Management has selected Cassen Company, LLC, Certified Public Accountants, as its principal accountant for the current year. Cassen Company, LLC acted as the principal accountant for the fiscal year most recently completed. Representatives of Cassen Company, LLC are not expected to be present at the shareholders' meeting. Accordingly, such accountants will not have an opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions.


                              Shareholder Proposals

         Proposals of shareholders intended to be presented at the next annual meeting to be held in October, 1997, must be received by the Company at its principal offices for inclusion in the Proxy Statement and Proxy relating to that meeting no later than one hundred twenty days in advance of September 15, 1997.

                                  Annual Report

         The Annual Report of the Company for its fiscal year ended June 30, 1996 is being mailed to all shareholders with this Proxy Statement. The Annual Report is not a part of the proxy soliciting materials.



September 13, 1996

                       By Order of the Board of Directors
                          Kurt J. Krauskopf, Secretary

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 3, 1996

     The undersigned hereby appoints as his proxies, with power of substitution, ALBERT J. BISHOP and H. JESSE MCVAY, or either of them, to vote the shares of the undersigned in BRYAN STEAM CORPORATION at the Annual Meeting of its shareholders to be held on October 3, 1996, and at any adjournment of such meeting, on all matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated September 13, 1996, a copy of which, along with the Annual Report, has been received by the undersigned, as follows:

     (1)      Election of Directors

              H. Koch, A. Bishop, H. J. McVay, G. Summers,
              J. Jackson, J. Lockhart, Jr., B. Herd

          (a) For all nominees listed above  [  ]
          (b) To withhold authority for an individual nominee,
              check this box and list name on line below   [  ]



     (2) In their discretion on any other matter or matters which may properly come before such meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IDENTIFIED IN THE PROXY STATEMENT. IF ANY NOMINEE SHOULD BE UNABLE TO SERVE, THIS PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE COMPANY. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.

                                    Date                                  , 1996


- --------------------------------------------------------------------------------
                           (Signature of Shareholder)


- --------------------------------------------------------------------------------
                            (Address of Shareholder)

                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                      BOARD OF DIRECTORS OF THE CORPORATION